SBC Medical Group Holdings, Inc.

Investor Presentation

March 2025

Disclaimer

This document contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "hopes" or the negative of these or similar terms. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading "Risk Factors" and elsewhere in the proxy statement and other materials filed with the U.S. Securities and Exchange Commission. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a total risk of loss.


SBC Medical Group Holdings, Inc.

Table of Contents

I. Executive Summary

FY2024 Financial Performance Highlights

- SBC demonstrated healthy growth and YoY

SBC Medical Group Holdings Key Financials (FY2024)

Total Revenues	EBITDA[1]	EBITDA Margin[2]
$205 M (YoY +6%)	**$89 M** (YoY +8%)	**43 %** (YoY +1pt)
Net Income attributable to SBC Medical Group Holdings Incorporated	**ROE[3]**	**Basic EPS[4]**
$47 M (YoY +18%)	**28 %** (YoY (4)pt)	**$0.48** (YoY +14%)

[1] EBITDA = Income from operations + Depreciation and amortization expense + Impairment loss
[2] EBITDA Margin (%) = EBITDA / Total revenues
[3] ROE = Net income attributable to SBC Medical Group Holdings Incorporated / Average of SBC Medical Group Holdings Incorporated's stockholder's equity (beginning of the period and end of the period)
[4] EPS (basic) = Net income attributable to SBC Medical Group Holdings Incorporated / Weighted average shares outstanding

FY2024 Franchise Clinics Performance Highlights

- Strategic price revisions and clinic expansion are driving strong customer growth, particularly in aesthetic dermatology

Franchise Clinics Key Figures（FY2024）

Number of Franchise clinics[1]
at the end of Dec24

251 clinics

(vs Dec23 +43 clinics / +21%)

Repeat Rate[2 3 4]

71 %

Total Revenue [1]

$1.12 B (YoY +1.0%)

from Existing Clinics : $1.10B（YoY (1.4)%)
from New Clinics : $0.03B

Number of Customers [2 3] /Unique Number[1]

6.03 M (YoY +15%) / **1.90 M** (YoY +11%)

Revenue per Customer [2 5 6]

$186 (YoY (13)%)

SBC Clinics : $218（YoY (11)%)
Rize Gorilla Clinics : $95 (YoY (22)%)

Revenue Distribution[1]



Overseas 0.3%
+48%
16%
Medical
+8%
29%
55%
Aesthetic Surgery
(7)%
Aesthetic Dermatology
+6%

[1] The figure takes into account of the franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic and AHH Clinics joining the SBC group
[2] The figure takes into account franchising of SBC brand clinics, Rize Clinic and Gorilla Clinic
[3] Excluding Free Counseling
[4] The percentage of customers who visited our franchisee's clinics more than twice
[5] Calculated at 151.4 JPY/1USD, 0.76USD/1SGD
[6] After Point/Ticket Discount

Ⅱ. Financial Results in 2024

2024 Recap: Growth Despite Tougher Landscape

- Agile pricing strategy to expand customer base amid intensifying competition
- Proactive measures to navigate market restructuring driven by hair removal salon & clinic closures

Though the Aesthetic Medical Market is Expanding…

Japan Aesthetic Medical Market



(mm US$)
CAGR
+9%
3,375
4,349
2020
2021
2022
2023

Source: Data Excel Pack_USA and Asia Pacific Aesthetic Medicine Market

… # of Facilities Has Outpaced Market Growth

of Aesthetic Surgery Facilities



(# of Facilities)
CAGR
+12%
1,526
2,142
2020
2023

Source : Ministry of Health, Labor and Welfare

Headwinds Against Aesthetic Medical Market

The Regulator Flags Expanding Aesthetic Medical as a Concern

- Physician shortages as many doctors move into aesthetic in urban
- Consumer complaints from aggressive sales & medical incidents

Intensifying Competition Accelerates Market Shakeout

- Major hair removal clinic chain Alicia Clinic filed for bankruptcy
- Amid price competition, hair removal clinics' bankruptcies rose

# of Hair Removal Salon and Clinic Bankruptcies[1]



4
2
5
12
16
2020
2021
2022
2023
2024

Source : TOKYO SHOKO RESEARCH, LTD.

[1] Including medical hair removal

Revenue Growth Driven by Diverse Services

- Revenue[1] has steadily increased in line with the expansion of number of clinics even under JPY depreciation
- Management services decreased mainly as a result of the termination of staffing services



(mm US$)
193.5
+18.9
+1.6
(19.2)
+8.8
+1.7
205.4
+16.0
221.4
FY2023
Franchising Revenue
Procurement Revenue
Management Services Revenue
Rental services Revenue
Others Revenues
FY2024
FX
FY2024 adjusted FX

[1]Exchange Rate(Year-To-Date Ave.)
FY2023 140.5 JPY/USD
FY2024 151.4 JPY/USD

EBITDA Growth Driven by Top Line

- Core EBITDA[1,2] shows steady growth even after one time cost of stock-based compensation stemming from IPO



(mm US$)
82.9
+11.9
+7.1
(5.1)
(13.0)
+5.4
89.2
+13.0
+6.9
109.1
FY2023
Revenue
Cost of Revenue
Consulting and professional service fees
Stock based compensation expenses
Others
FY2024
Stock based compensation expenses
FX
FY2024 adjusted

[1] EBITDA = Income from operations + Depreciation and amortizations + Impairment loss
[2] Exchange Rate (Year-To-Date Ave.) FY2023 140.5 JPY/USD
FY2024 151.4 JPY/USD

Robust Balance Sheet Positioned for Growth

- With ample cash and minimal borrowing, funds are primarily allocated for growth investments

Key Balance Sheet Figures (as of December 31, 2024)

US$125mm
Cash and cash equivalents

0.06x
D/E Ratio

301%
Current Ratio

73%
Capital Ratio

Selected Items from Balance Sheet

(mm US$)	Dec 31, 2024	YoY	Dec 31, 2023
Total assets	266	+7	259
Total current assets	184	+19	166
Cash and cash equivalent	125	+22	103
Property and equipment, net	9	(5)	14
Intangible assets, net	2	(18)	20
Total liabilities	71	(44)	115
Current liabilities	61	(31)	92
Total Stockholder's equity	195	+51	144
SBC Medical Group Holdings Incorporated's stockholders' equity	195	+53	142

Strategic Action for 2025 (Franchisee)

- Supporting flexible pricing strategies for franchise clinics in response to industry changes

Price Revisions in Dermatological Treatments

Dermatology clinics are shifting from insurance to self-funded aesthetics

As aesthetic dermatology becomes more common, prices are decreasing

- ✓ Due to frequent discount campaigns at some clinic brands, actual prices have diverged from list prices, making the official pricing appear less competitive
- ✓ **Strategic price revisions to maintain price competitiveness for select clinic brands (March 2025)**
- ✓ Meanwhile, based on the highest-ever number of patient visits, spending on promotional activities is being reduced

Upward Revision of Medical Hair Removal Prices[1]

Approximately 20% price increase in response to supply and demand changes in the hair removal market (April 2025)

Sessions	Current Price	New Price	Rate of price increase
1	¥20,000	¥25,000	**+25%**
3	¥45,000	¥49,500	**+10%**
5	N/A	¥53,800	**+19%[2]**
6	¥54,200	Discontinued	

[1]Comparison of current and new prices for the full-body + VIO course (excluding some franchise clinics
[2]Plan change from 6 sessions to 5 sessions, ratio calculation per session

Strategic Response for 2025 (Franchisor)

- In light of the challenging competition, we are revising franchise fees as part of our long-term growth strategy to support franchisees open new clinics, in order to expand and stabilize our business foundation

Major Revisions to the Franchise Fee

- **Fee reductions in the first year of opening**
  → Saving initial cost for new clinics with an underdeveloped customer base
- **Fees based on service scale**
  → Adjusting fees according to the scale of SBC's consulting services and the clinic's business size

Estimated Impact

- The revision will be implemented starting from April 2025
- If this revision had been applied starting in April 2024, the estimated negative impact on total revenues would have been c.10%
- The impact for the fiscal year 2025 on total revenues and income from operations remains uncertain

Optimization of Franchise Fees Concept


~2025 Mar
Fixed fee
SBC
Small
Large
2025 Apr~
Fees based on scale and revenue
SBC
Small
Large

Ⅲ. Business Strategies by Segments

Aspiration Towards 2027

Aspiration

- **Become a medical service company responding to various customer needs globally, centered on aesthetic medical**
- **Develop a strong business foundation for overseas business areas which will accelerate our growth going forward**

Priority Business Areas

Aesthetic Medical Business

Continued Market Expansion and #1 Market Leadership Positioning

- Market growth the increasing penetration Aesthetic Medical
- Accelerate multi-brand strategy

Medical Business

Growth and Diversification of Revenue Sources

- Orthopedics, Infertility Treatment / Gynecology, Ophthalmology, Alopecia (AGA) etc…

Overseas Business

Accelerating SBC's growth &Foundation building

- Overseas: US and SE Asia

Platform Business (B2B Business) leads further expansion of SBC's business domain:
Enterprise services (Employee benefit program), Consulting for self-funded medical services etc…

No.1 Aesthetic Medical Group in Japan

- Achieving continuous growth in both clinic and customer numbers for over 20 years
- Market leader in Japan with the largest customer base and clinic network

Historical Trend of # of Clinics[1] (as of December 2024)


New affiliated Clinics
Existing clinics
(# of Clinics)
CAGR
+26%
91
206
50
156
228
50
178
2020
2021
2022
2023
2024

Historical Trend of # of Gross Customer[1 2]


New affiliated Clinics
Existing Clinics
(000's)
CAGR
+27%
2,296
2,296
5,218
1,343
3,875
6,026
1,569
4,457
2020
2021
2022
2023
2024

[1] The figure takes into account franchising of SBC brand clinics, Rize Clinic and Gorilla Clinic in Japan
[2] Excluding Free Counseling

Strong Growth Potential and Room for Expansion

- Aesthetic medicine penetration continues to rise, driven by dermatological treatment growth
- With 12% market penetration, expanding to middle-aged women and men offers significant growth potential

Potential Aesthetic Medical Market/Penetration Rate(%)

Market penetration expanding due to growing demand for dermatological treatments


26%
18.0mm
8%
24.9mm
9%
43.4mm
Women 10-30s
(Current Core Customers)
Women 40-60s
Men 10-60s

Source: Company estimates based on data from the Ministry of Internal Affairs and Communications and Recruit Hot Pepper Beauty Academy (Based on the # of patients treated over the last 3 years) as of December 2024

Strategic Initiatives to Expand Market Reach

To Middle-aged Female Market

- Targeted marketing to reach middle-aged women


休日なにする?
Yellする!

To Male Market

- Gorilla Clinics for male laser hair removal

GORILLA CLINIC (22 clinics[1])

To Capture Dermatology Market Growth

- Expand laser hair removal to dermatology services via Rize Clinics
- Develop dermatology-focused clinics under the SBC brand
- Specialize in the latest trending dermatology treatments

RIZE (22 clinics[1])

SBC 湘南美容皮フ科 (8 clinics[1])

NEO SKIN CLINIC (1 clinic[1])

[1] as of March 2025

Location Strategy Aligned with Regional Needs

- Multi-brand strategy in core metropolitan areas to precisely meet diverse customer needs
- Leveraging the SBC brand to establish comprehensive aesthetic clinics in regional cities, catering to diverse customer needs

Core Metropolitan Areas

Multi-brand strategy

- ✓ Expanding a multi-brand strategy to capture diverse customer needs, segmenting price points and services
- ✓ Accelerating new brand launches in the high-growth dermatology sector to capitalize on market expansion

Regional Cities

Comprehensive clinic brand "SBC"

Expanding regional network with comprehensive clinics leveraging the SBC brand


Regional Cities
Core Metropolitan Areas

Inbound Strategy

- Driven by demand for Japan's safe, high-quality services, with strong growth led by Chinese customers
- Enhancing multilingual support and leveraging Chinese social media to accelerate customer acquisition

Strong Momentum in Inbound Revenue[1]


(mm US$)
+49%
1.7
2.5
2023
2024

[1]Calculated at 151.4JPY/1USD

Surging # of Inbound customers


(# of customers)
China
Others
+51%
7,229
4,590
2,639
10,917
8,009
2,908
2023
2024

Key Initiatives of Inbound Strategy

- Inbound-Focused Clinics
- Translation App
- SBC Resort Kijimadaira Clinic

Medical Business Growth and Outlook

- Expanding into profitable and promising fields such as orthopedics, ophthalmology, infertility treatment／gynecology, and alopecia treatment, leveraging expertise from private healthcare to drive further growth

Growth in the Medical Business

Orthopedics

- ✓ Market-leading **short stature treatment** in Tokyo drives growth
- ✓ Leveraging expertise in aesthetic medical to expand **joint pain treatment** for further market penetration

Revenue Trend (mm US$[1])



CAGR
+38%
2
6
2021
…
2024

Infertility Treatment／Gynecology

- ✓ Offering comprehensive reproductive treatments, including egg freezing and ART
- ✓ Driving growth through new clinics, with leveraging RLC platform

Roppongi Ladies Clinic ("RLC") Revenue Trend (mm US$[1])



CAGR
+22%
7
13
2021
…
2024

Ophthalmology

- ✓ ICL is driving growth as it replaces LASIK in the market.

Revenue Trend (mm US$[1])



CAGR
+29%
6
13
2021
…
2024

Alopecia Treatment

- ✓ Largest multi-treatment **AGA network (11 clinics)**, offering medication, hair transplants, and lasers
- ✓ Exclusive provider of **FoLix** in Japan, **the latest hair growth laser**

Alopecia Treatment (Excluding Medication) Revenue Trend (mm US$[1])



CAGR
+28%
9
18
2021
…
2024

[1]Exchange Rate(Year-To-Date Ave.) 151.4 JPY/USD

Future Strategies in the Medical Business

- Beyond franchise expansion, we support insurance-based clinics nationwide adopt self-funded treatments, addressing reimbursement challenges and expanding our customer base

Franchise type

SBC → Comprehensive clinic management support → Franchise Clinics



Nishi-Shinjuku BONE CLINIC

roppongi ladies clinic

SBC 湘南AGAクリニック

Consulting type

SBC → Consulting for the introduction of self-funded medical care → Insurance-based Clinics

Introduction of self-funded Medical treatment consulting	Development of treatment menus	Operational Architecture
Education and Human Resource Support	Procurement Support	Customer acquisition etc.


Decline in insurance medical fees
Population decline
Soaring labor costs

Strategic Initiatives in Overseas Business

- In the US, Exploring a MedSpa and platform launch on the West Coast
- In Asia, Expanding our business using Singapore's AHH, acquired last year, as a regional hub


North Americas
(Mainly in USA)
Asia

Seeking to expand in Asia

1. Expanding Southeast Asia operations with AHH Inc. as a hub
   - Positioning it as our base for Asian expansion
   - This acquisition increases SBC's overseas locations to 21
2. Expansion of the North American platform to Asia (in the future)

Acquired Aesthetic Healthcare Holdings ("AHH") in November 2024, operating 4 beauty and aesthetic brands with 21 locations in Singapore

Chelsea THE CHELSEA CLINIC

gangnam laser clinic

SkinGO!



Seeking to expand in North Americans

1. MedSpa Group Business
   West Coast expansion via M&A
2. Expansion of Medical Operations Platform Business
   Strengthening and Globalizing Franchise Services through M&A

Overseas Business: Overall Strategy

- Build a solid business foundation by 2027, focusing on the U.S. and Southeast Asia
- Expand the aesthetic clinic group and strengthen the franchise business



Platformer
SBC
Franchise Business Enhancements
Through M&A
Strengthen and globalize
CRM
procurement
Business Administration
adoption
education
Reservations, etc...
Experience & expertise
Franchise service
Clinics
SBC
Development of directly managed clinics
Expanding an aesthetic clinic group through M&A and startups in the US and Southeast Asia
e.g., AHH Inc
Franchise Clinic
Treatment
Treatment
Customers

Recent Initiatives

- SBC accelerates growth with new initiatives: launching “SBC Wellness” and partnering with B4A Inc. to enhance franchise services

SBC Wellness (employee benefits program)

- Launched the employee benefits program 'SBC Wellness' in November 2024 with 7 partner companies
- Building on our track record in corporate health management and preventive care to offer enhanced employee support

(Example of partners)

- Apparel brand operator (# of employees c.6,600)
- Online insurance company (# of employees c.550)
- Apparel retailer (# of employees c.1,700)

MEDIROM # of employees c.1,170

Waqoo # of employees c.70

[1]Listed on each company's website

Alliance with B4A Inc.,

- In September 2024, announced a business alliance with B4A Inc., a provider of DX tools for aesthetic medicine
- Promoting DX across the entire self-funded medical care area using B4A's DX technology and expertise

B4A

Ⅳ. Capital Strategy

Current Challenges of SBC's Shares

- Low stock liquidity makes trading difficult for institutional investors. ① Improve supply-demand dynamics and ② consider adding liquidity to ensure fair valuation

Current Challenge on SBC's Shares

Ideal Progression for our Capital Situation


Current Cycle
Limited Liquidity
Share Price Remains Sluggish
Lack of Investors
①Improve supply-demand dynamics
Ideal Cycle
Improving Liquidity
Investors Attention
Share Price Appreciation
②Additional liquidity provision

Exploring Strategic Actions in Capital Markets[1]

- Exploring all measures to boost liquidity and attract investor interest
- Focusing on improving both stock price and liquidity with timely and effective actions


①Efforts to improve supply-demand dynamics
Exploring new major shareholders
Share buybacks
Dividends
② Efforts to additional liquidity provision
Founder Share Sale & Block Trade
New Share Issuance
Warrant Exchange (Stock Consideration)
③ Virtuous cycles of stock liquidity and valuation

[1]The discussion of certain capital market actions on this slide is purely illustrative and does not constitute a commitment or obligation to undertake any such actions. These references are intended solely to provide context for potential strategic considerations and may not reflect actual future decisions or outcomes. The company will explore its options based on evolving capital market needs, market conditions, and other relevant factors

Appendix

Group Structure and Business Model

- SBC provides comprehensive consulting and management services to the medical corporations and their clinics through a franchise model


US
SBC Medical Group Holdings, Inc.
Total Revenue: US$205mn in FY2024
Japan
100%
SBC Medical Group Co., Ltd.
Consulting and Marketing Solutions
Administrative Services
Procurement Services
Medical Equipment Leasing
Our Major Services
Franchise fee
Management/ operational services
Franchise Clinics
Total Revenue: US$1.1bn in FY2024
Dermatology
Aesthetic Surgery
Dentistry
Hair Removal
Orthopedic
Alopecia Treatment (AGA)
Fertility Treatment
LASIK (Ophthalmology), and Others

Business Segment Overview

- SBC offers a diverse range of brands and is expanding beyond Aesthetic Medical Business into Medical Business, Overseas Business, and platform businesses.

Aesthetic Medical Business

SBC 湘南美容クリニック
Comprehensive (130 clinics)

SBC 湘南美容皮フ科
NEO SKIN CLINIC
Dermatology-focused (8 clinics)

SBC イテウォンビューティークリニック
Surgery-focused (5 clinics)

リゼ
Hair Removal (22 clinics)

GORILLA CLINIC
Men's Hair-removal (22 clinics)

Medical Business

SBC 湘南歯科クリニック
Dentistry (9 clinics)

SBC 湘南AGAクリニック
Alopecia Treatment (AGA) (11 clinics)

roppongi ladies clinic
Fertility Treatment & Women's Health (3 clinics)

SBC 御茶ノ水こども レーザークリニック
新宿近視クリニック
湘南内科皮フ科クリニック
SBC 湘南メディカル記念病院
SBC東京医療大学
Nishi-Shinjuku BONE CLINIC
Other Medical Specialties (9 clinics)

Overseas Business

SBC Shonan Beauty Clinic
Comprehensive (2 clinics: Irvine, Vietnam)

AHH
SkinGO!
Chelsea THE CHELSEA CLINIC
gangnam laser clinic
Aesthetic Dermatology& Aesthetic (20 clinics)

As of December, 2024.

Income Statement (Consolidated)

Income Statement

(mm US$)	FY24	% YoY	FY23	24Q4	% YoY	23Q4
Total revenues	205	+6%	194	44	(29)%	62
Franchising Revenue	61	+45%	42	16	(6)%	17
Procurement Revenue	55	+3%	53	11	(43)%	19
Management Services Revenue	53	(27)%	72	9	(54)%	19
Rental Services Revenue	16	+120%	7	5	+86%	3
Other Revenues	20	+9%	19	5	(20)%	6
Cost of Revenues	49	(12)%	56	11	(44)%	19
Gross Profit	156	+14%	137	34	(22)%	43
Operating expenses	86	+29%	67	29	+50%	19
Income from operations	70	(1)%	71	5	(80)%	24
Net income attributable to SBC Medical Group Holdings Incorporated	47	+18%	39	7	(54)%	14

Operating Expenses

(mm US$)	FY24	% YoY	FY23
Total operating expenses	86	+29%	67
Salaries and welfare	27	(0)%	27
Depreciation and amortization expense	2	(79)%	11
Consulting and professional service fees	15	+54%	9
Office, utility and other expenses	7	(24)%	9
Other	35	+233%	11

Balance Sheet (Consolidated)

(mm US$)	Dec 31, 2024	YoY	Dec 31, 2023
Total assets	**266**	**7**	**259**
Total current assets	184	+19	166
Cash and cash equivalent	125	+22	103
Account receivable – related parties	29	(5)	34
Customer loans receivable	10	+2	8
Other assets	20	(1)	21
Total non-current assets	82	(11)	93
Property and equipment, net	9	(5)	14
Intangible assets, net	2	(18)	20
Customer loans receivable	5	(1)	6
Long-term investments in MCs – related parties	18	(2)	20
Other assets	48	+15	33

(mm US$)	Dec 31, 2024	YoY	Dec 31, 2023
Total liabilities	**71**	**(44)**	**115**
Total current liabilities	61	(31)	92
Accounts payable	14	(13)	27
Notes payable –related parties	0	(3)	3
Advances from customers – related parties	12	(11)	23
Income tax payable	19	+10	9
Other current liabilities	17	(14)	31
Total non-current liabilities	10	(13)	23
Notes payable – related parties	0	(12)	12
Other non-current liabilities	10	(1)	11
Stockholder's equity	**195**	**+51**	**144**
SBC Medical Group Holdings Incorporated's stockholders' equity	195	+53	142

Cash Flows (Consolidated)

(mm US$)	FY24	% YoY	FY23
Net cash provided by operating activities	21	(59)%	51
Net cash provided by (used in) investing activities	(10)	(663)%	2
Net cash provided by financing activities	23	+274%	6
Effect of changes in foreign currency exchange rate	(11)	56%	(7)
Net increase in cash and cash equivalents	22	(57)%	51
Cash and cash equivalents as of the beginning of the period	103	+99%	52
Cash and cash equivalents as of the end of the period	125	+21%	103

Reconciliation Table on Non-GAAP Financials

	(mm US$)	FY24	FY23	24Q4	23Q4
(A)	Total revenues	205	194	44	62
(B)	Income from operations	70	71	5	24
(C)	Depreciation and amortization expense	4	12	1	3
(D)	Impairment loss	15	-	15	-
(E) =(B)+(C)+(D)	**EBITDA**	89	83	21	27
(F) =(E)／(A)	***EBITDA Margin***	*43%*	*43%*	*47%*	*43%*

Our Philosophy

- Our purpose is to improve the well-being of people around the world with the latest medical innovations and achieve the ultimate win-win for all



Dr. Yoshiyuki Aikawa

Founder, Director (Chairman) & Chief Executive Officer


Customers
Generate excitement by delivering additional value that exceeds the amount paid.
Society
Through medical innovation, contribute to improving the "well-being" of people around the world.
Philosophy :
Ultimate win-win for All
Staff
Employees take pride in their profession and experience personal and financial enrichment through the gratitude of their customers.

Our Vision

- To achieve further growth in Japan and overseas, we will expand our clinic network
- By continuing to focus on the research and development of new medical technologies, medical devices, and cosmetics, we aim to increase our global presence with the listing on NASDAQ and establish ourselves as a leader in the healthcare industry

Achieved !

2025


SBC

Be the aesthetic medical group with the most customers in Japan

2035


SBC

Be the medical group with the most customers **in Japan**

2050

Be the medical group with the most customers **in the world**


SBC

Thank you

SBC Medical Group Holdings / ir@sbc-holdings.com
ICR, LLC / US Investor Contact / +1 (646) 277 1200 /William.Zima@icrinc.com

SBC Medical Group Holdings, Inc.